Fees Summary	May 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	110,935.73
Total Transaction Valuation	803,300,000.00
Total Offset Amount	110,935.73
Net Fee	$ 0.00